Filed Pursuant to Rule 497

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

(together, the “Funds”)

Supplement dated January 26, 2017

To the Funds’ Prospectus

and Statement of Additional Information,

each dated April 30, 2016

This Supplement contains new and additional information that supersedes any contrary information contained in the Funds’ current Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

On January 24, 2017, Mr. Richard A. Barone resigned his position as Trustee of the Board of Trustees of Ancora Trust (the “Trust”). Mr. Barone will continue to serve as the portfolio manager of Ancora Income Fund and Ancora Special Opportunity Fund.

If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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